UNDERWRITERS' STATEMENT
                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

               First Union National Bank Commercial Mortgage Trust
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C4
                   CLASS A-1, CLASS A-2, CLASS IO AND CLASS B

     The attached Preliminary Structural and Collateral Term Sheet (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by First Union Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriters. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy of payment or performance on the underlying assets of the Offered Certificates, or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

     No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet or any subsequent version hereof, reflects future performance of the Offered Certificates. This Term Sheet should not be construed as either a prediction or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

     Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[LOGO]                                                                    [LOGO]

                                 New CMBS Issue
                             Preliminary Term Sheet


                                   ----------

                                  $699,810,000
                       Offered Certificates (Approximate)

                            First Union National Bank
                            Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C4


         First Union Commercial Mortgage Securities, Inc., as Depositor
                  First Union National Bank, as Master Servicer


                 First Union National Bank, Mortgage Loan Seller
            Merrill Lynch Mortgage Capital Inc., Mortgage Loan Seller


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[LOGO]                                                                    [LOGO]


                      Structural and Collateral Term Sheet

                            First Union National Bank
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C4

                                  $699,810,000
                       Offered Certificates (Approximate)


               Percentage of Mortgage Pool by Cut-off Date Balance


                                      [MAP]



FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

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               First Union National Bank Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-C4

---------------------------------------------------------------------------------------------------------------------------------

                      Cut-off Date         Cut-off Date           Rating          Average           Principal      Pass-Through
      Class           Certificate       Subordination Level      (S&P/DCR)      Life(yrs.)(3)     Window(3)(4)        Rate(5)
                       Balance(1)
---------------------------------------------------------------------------------------------------------------------------------
       A-1            $206,000,000            26.25%              AAA/AAA            5.40    Jan00-Sep08           Fixed Rate
       A-2            $447,304,000            26.25%              AAA/AAA            9.73    Sep08-Nov09           Fixed Rate
      IO(7)         $885,836,326(2)             ---               AAAr/AAA            N/A    Jan00-Nov19              WAC-IO
       B(7)           $46,506,000             21.00%               AA/AA             9.91    Nov09- Nov09          Fixed Rate(6)
       C(8)               ---                   ---                  A               ---NOT  OFFERED               Fixed Rate(6)
       D(8)               ---                   ---                 A-               ---NOT  OFFERED               Fixed Rate(6)
       E(8)               ---                   ---                 BBB              ---NOT  OFFERED                    WAC
       F(8)               ---                   ---                BBB-              ---NOT  OFFERED                    WAC
       G(8)               ---                   ---                 BB+              ---NOT  OFFERED               Fixed Rate
       H(8)               ---                   ---                 BB               ---NOT  OFFERED               Fixed Rate
       J(8)               ---                   ---                 BB-              ---NOT  OFFERED               Fixed Rate
       K(8)               ---                   ---                 B+               ---NOT  OFFERED               Fixed Rate
       L(8)               ---                   ---                  B               ---NOT  OFFERED               Fixed Rate
      M (8)               ---                   ---                 B-               ---NOT  OFFERED               Fixed Rate
      N (8)               ---                   ---                 NR               ---NOT  OFFERED               Fixed Rate
---------------------------------------------------------------------------------------------------------------------------------


(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2)  Represents the notional amount.

(3)  Based on Assumptions described in the Prospectus Supplement.

(4) Principal Window is the period during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Assumptions described in the Prospectus Supplement.

(5) Other than the Class E, F and IO Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest as described in the Prospectus Supplement. The Class E, F and IO Certificates will accrue interest at variable rates as described in the Prospectus Supplement. The final pass-through rates will be determined at pricing.

(6)  Capped at the Weighted Average Net Mortgage Rate.

(7) At closing, it is anticipated that the Class B and Class IO Certificates will be sold to First Union National Bank in an arms-length transaction.

(8)  Not offered hereby.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

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Issue Characteristics:

Issue Type:                   The Class A-1,  A-2, B, and IO  Certificates  (the
                              "Offered  Certificates")  will be offered pursuant
                              to   the   Prospectus   Supplement,   subject   to
                              completion,    dated    December   8,   1999   and
                              accompanying Prospectus dated December 8, 1999, and the Class C, D, E, F, G, H, J, K, L, M and N
                              Certificates are not offered thereby.

Offered Certificates:         $699,810,000 monthly pay,  multi-class  commercial
                              mortgage    REMIC    Pass-Through    Certificates,
                              including three fixed-rate  principal and interest
                              Classes (Classes A-1, A-2, and B) and one variable rate interest only class (Class IO). The Offered
                              Certificates have not been previously offered to the public.

Collateral:                   The collateral  consists of a $885,836,326 pool of
                              156 fixed-rate commercial and multifamily Mortgage
                              Loans, of which 149 are conduit loans consisting of $857,901,469 or 96.85% of the pool of mortgage loans as of the Cut-Off Date and 7 are Credit
                              Tenant Lease loans consisting of $27,934,858 or 3.15% of the pool of mortgage loans as of the Cut-Off Date.

Loan Sellers:                 First  Union  National  Bank  (79.9%)  and Merrill
                              Lynch Mortgage Capital Inc. (20.1%)

Co-Lead Managers:             First Union  Securities,  Inc. and Merrill  Lynch,
                              Pierce, Fenner & Smith Incorporated.

Master Servicer:              First Union National Bank.

Special Servicer:             ORIX Real Estate Capital Markets, LLC.

Trustee:                      Norwest Bank Minnesota, National Association.

Expected Settle Date:         On or prior to December 20, 1999.

Distribution Dates:           The 15th of each  month.  The  first  Distribution
                              Date on which investors will be entitled to distributions will be in January, 2000.

Minimum Denominations:        $1,000 for the Class A-1,  Class A-2,  and Class B
                              Certificates. $1,000,000 for the Class IO.

ERISA  Considerations:        Class A-1, Class A-2 and Class IO Certificates are
                              expected to be ERISA eligible.

SMMEA Eligibility:            Class  A-1,  Class  A-2,  Class  IO  and  Class  B
                              Certificates are expected to be SMMEA eligible.

Risk Factors:                 THE CERTIFICATES  INVOLVE A DEGREE OF RISK AND MAY
                              NOT BE SUITABLE FOR ALL  INVESTORS.  SEE THE "RISK
                              FACTORS" SECTION OF THE PROSPECTUS  SUPPLEMENT AND
                              THE "RISK FACTORS" SECTION OF THE PROSPECTUS.

Rating Agencies:              Standard & Poor's  Ratings  Services  ("S&P")  and
                              Duff & Phelps Credit Rating Co. ("DCR")


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

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Structural Characteristics:


The Offered Certificates (other than the Class IO Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class IO Certificates will accrue interest at variable rates as discussed in the Prospectus Supplement. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.


                                    [GRAPH]








FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

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Structural Characteristics (continued):


Interest Distributions:       Each Class of Offered Certificates (other than the
                              Class IO  Certificates)  will be  entitled on each
                              Distribution  Date  to  interest  accrued  at  its
                              Pass-Through  Rate on the outstanding  Certificate
                              Balance  of such Class  during the prior  calendar
                              month. The Class IO Certificates  will be entitled
                              on  each   Distribution   Date  to  the  aggregate
                              interest accrued on each of its components during the prior calendar month.

Principal Distributions:      Principal will be distributed on each Distribution
                              Date   to   the   Class   of   Principal   Balance
                              Certificates   outstanding,   with  the   earliest
                              alphabetical/numerical Class designation, until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class N Certificates are reduced to zero payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

Prepayment Premium
Allocation:                   All   Prepayment   Premiums  are   distributed  to
                              Certificateholders   on  the   Distribution   Date
                              following  the  collection  period  in  which  the
                              prepayment occurred.  On each Distribution Date, a
                              portion  of  all   Prepayment   Premiums  will  be
                              allocated  to each Class of  Offered  Certificates
                              and to the Class C,  Class D,  Class E and Class F
                              then  entitled to principal  distributions,  which
                              percentage  will be  equal to the  product  of the
                              amount of such Prepayment Premiums,  multiplied by
                              (a) a fraction, the numerator of which is equal to
                              the  amount  of  principal  distributable  to such
                              class  of  sequential  pay  certificates  on  such
                              Distribution  Date and the denominator of which is
                              the   Principal   Distribution   Amount  for  such
                              Distribution  Date,  and (b)  25%.  The  remaining
                              portion  of  all   Prepayment   Premiums  will  be
                              allocated to the Class IO Certificates.

Yield Maintenance
Charges Allocation:           All Yield  Maintenance  Charges are distributed to
                              Certificateholders   on  the   Distribution   Date
                              following  the  collection  period  in  which  the
                              prepayment  occurred.  On each Distribution  Date,
                              the holders of each Class of Offered  Certificates
                              and the  holders  of Class C, Class D, Class E and
                              Class F  Certificates  then  entitled to principal
                              distributions  will be  entitled  to an  amount of
                              Yield Maintenance Charges of Offered  Certificates
                              equal to the  product  of (a) the  amount  of such
                              Yield  Maintenance  Charges,  multiplied  by (b) a
                              fraction,  the  numerator of which is equal to the
                              excess,  if any, of the Pass-Through  Rate of such
                              Class of Offered  Certificates  and the applicable
                              Non-Offered   Certificates   over   the   relevant
                              Discount  Rate,  and the  denominator  of which is
                              equal to the excess,  if any, of the Mortgage Rate
                              of the  prepaid  Mortgage  Loan over the  relevant
                              Discount Rate,  multiplied by (c) a fraction,  the
                              numerator  of  which is  equal  to the  amount  of
                              principal  distributable  on such class of Offered
                              Certificates and Non-Offered  Certificates on such
                              Distribution Date, and the denominator of which is
                              the   Principal   Distribution   Amount  for  such
                              Distribution Date.

Yield Maintenance
Charge Allocation
Example: A Yield Maintenance Charge will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following hypothetical example reflects that method:


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                    General Yield Maintenance Charge Allocation Example:

                    Assuming the structure presented in this Term Sheet and the Prospectus Supplement and the following assumptions:

                    Assume prepayment occurs on April 1, 2001.

                    Assume only Class A-1 will be receiving principal at the time of this prepayment.

                    Mortgage Loan characteristics of hypothetical loan being prepaid:
                              Balance: $10,000.000
                              Mortgage Rate-Coupon: 8.00%
                              Scheduled Maturity: 8 years (April 1, 2007)
                              Yield Maintenance Charge Payable: $500,000

                    Discount Rate/Treasury Yield (monthly): 5.00%

                    Certificate  Characteristics:  Class A-1 Pass-Through  Rate:
                    6.00%

                    Discount Rate Fraction Calculation:

--------------------------------------------------------------------------------
                                    Class A-1                 Class IO
--------------------------------------------------------------------------------
 (Class A-1 Pass-Through
  Rate-Discount Rate)/             6.00% - 5.00%
 (Gross Mortgage Rate -            -------------- = 33.33%
     Discount Rate)                8.00% - 5.00%
--------------------------------------------------------------------------------
      Portion of Yield                                   100.00% - 33.33% =
    Maintenance Premium            33.33%                       66.67%
   allocated to Class A-1
--------------------------------------------------------------------------------
     YM Charges Allocated          $166,667                      $333,333
--------------------------------------------------------------------------------


Credit Enhancement            Each Class of  Certificates,  other  than  Classes
                              A-1, A-2 and IO (the "Senior Certificates"), will be subordinate to: (i) the Senior Certificates and
                              (ii) each other Class with an earlier alphabetical
                              Class designation.

Advancing:                    The Master Servicer and, if it fails to do so, the
                              Trustee will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable and in the case of Principal and Interest Advances subject to Appraisal Reductions that may occur.

Realized Losses and
Expense Losses:               Realized   Losses   and   Additional   Trust  Fund
                              Expenses,  if any,  will be allocated to the Class
                              N,  Class M,  Class L,  Class K, Class J, Class H,
                              Class G,  Class F,  Class E, Class D, Class C, and
                              Class B Certificates, in that order, and then, pro rata, to Classes A-1 and A-2.

Prepayment Interest
Shortfalls:                   For  any  Distribution  Date,  any  Net  Aggregate
                              Prepayment    Interest    Shortfall    for    such
                              Distribution Date will generally be allocated on a
                              pro  rata  basis  to each  Class  of  Certificates
                              (other  than  Class  IO)  in   proportion  to  its
                              entitlement to interest. Up to 0.025% of the Master Servicing Fee Rate and all accrued income earned by the Master Servicer on any voluntary principal prepayment in the applicable collection period shall be offset against any Prepayment
                              Interest Shortfall.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[LOGO]                                                                    [LOGO]


Appraisal Reductions:         An appraisal  reduction  generally will be created
                              in the  amount,  if any,  by which  the  Principal
                              Balance  of a  Specially  Serviced  Mortgage  Loan
                              (plus  other   amounts   overdue  or  advanced  in
                              connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves held with respect to the mortgage loan. The Appraisal Reduction Amount will reduce proportionately the amount of P&I
                              Advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificates outstanding.

                              An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Controlling Class:            The  Controlling  Class will generally be the most
                              subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate
                              Balance of such Class,  the next most  subordinate
                              Class of Principal Balance Certificates.

Special Servicer:             The Pooling and  Servicing  Agreement  permits the
                              Special  Servicer  to  modify,  waive or amend any
                              term of any  Mortgage  Loan if it  determines,  in
                              accordance with the servicing standard, that it is
                              appropriate   to  do   so   subject   to   certain
                              limitations.

Optional Termination:         The Depositor,  the Master  Servicer,  the Special
                              Servicer, and certain Certificateholders will have the option to purchase, in whole but not in part, the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal
                              Balance of the Mortgage Loans then outstanding is less than or equal to 1% of the Cut-Off Date Pool
                              Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

Reports to
Certificateholders:           The  Trustee  will  prepare  and  deliver  monthly
                              Certificateholder  Reports.  The Special  Servicer
                              will  prepare and deliver to the Trustee a monthly
                              Special Servicer Report  summarizing the status of
                              each Specially  Serviced Mortgage Loan. The Master
                              Servicer and the Special Servicer will prepare and
                              deliver to the  Trustee an annual  report  setting
                              forth,   among  other  things,  the  debt  service
                              coverage   ratios  for  each  Mortgage   Loan,  as
                              available. Each of the reports will be available to the Certificateholders. A Report containing information regarding the Mortgage Loans will be available electronically.

Summary: As of the Cut-Off Date, the Mortgage Pool consists of a $885,836,326 pool of 156 fixed-rate, first lien, mortgage loans secured by liens on commercial and multifamily properties located throughout 32 states and Washington, D.C., with a weighted average Mortgage Rate of 8.01% and a weighted average remaining term to maturity of 116 months. See the Prospectus Supplement for more detailed collateral information.

                              Initial Pool Balance:           $885,836,326
                              Number of Loans:                156
                              Number of Properties            165
                              Gross WAC:                      8.01%
                              Original WAM:                   119
                              Remaining WAM:                  116
                              Average Loan Balance:           $5,678,438
                              WA DSCR*:                       1.35x
                              WA Cut-off Date LTV Ratio*:     72.72%
                              *Excluding CTL Loans


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Percent of  Wtd.                  Wtd.      Wtd.                   Wtd. Avg.
                          Number of   Cut-off Balance   Cut-off   Avg.     Wtd. Avg.    Avg.      Avg.     Wtd. Avg.     Mortgage
     Property Type          Loans                       Balance   LTV(2)   DSCR(x)(2)   MLTV      RTM     Occupancy (3)    Rate
------------------------------------------------------------------------------------------------------------------------------------
      Multifamily            62          $401,310,987      45.30% 73.9%      1.34x      67.5%     111        94.9%         7.86%
------------------------------------------------------------------------------------------------------------------------------------
   Retail - Anchored         28           258,198,820      29.15  74.0       1.29       64.6      118        96.3          8.03
------------------------------------------------------------------------------------------------------------------------------------
      Hospitality            16            80,120,445       9.04  66.5       1.50       59.2      104        NAP           8.31
------------------------------------------------------------------------------------------------------------------------------------
        Office               10            29,198,822       3.30  69.8       1.27       62.1      118        95.1          8.24
------------------------------------------------------------------------------------------------------------------------------------
      Healthcare              2            28,879,303       3.26  71.4       1.53       59.0      115        95.5          8.29
------------------------------------------------------------------------------------------------------------------------------------
  Retail - Unanchored        19            28,382,890       3.20  66.5       1.32       59.0      118        96.2          8.52
------------------------------------------------------------------------------------------------------------------------------------
      CTL(1) (4)              7            27,934,858       3.15  NAP        NAP        36.3      189       100.0          7.36
------------------------------------------------------------------------------------------------------------------------------------
      Industrial              6            21,383,084       2.41  72.2       1.31       64.3      119        98.7          8.48
------------------------------------------------------------------------------------------------------------------------------------
       Mixed Use              4             6,225,938       0.70  73.2       1.32       66.7      106        93.8          8.54
------------------------------------------------------------------------------------------------------------------------------------
          MHC                 1             2,452,834       0.28  74.3       1.24       67.0      117        93.8          8.25
------------------------------------------------------------------------------------------------------------------------------------
     Self Storage             1             1,748,346       0.20  62.4       1.30       52.5      119        97.0          8.65
------------------------------------------------------------------------------------------------------------------------------------
Totals/Weighted Average     156          $885,836,326     100.00% 72.7%      1.35x      64.1%     116        95.6%         8.01%
------------------------------------------------------------------------------------------------------------------------------------


(1) See page 16 of this Term Sheet and the Prospectus Supplement for a more detailed discussion of credit tenant lease loans.

(2)  CTL Loans are excluded from these calculations.

(3)  Occupancy   rates  were   calculated   without   reference  to  hospitality
     properties.

(4) Including 6 Mortgage Loans, or approximately 2.85% of the Cut-Off Date Pool Balance, secured by hospitality properties and 1 Mortgage Loan, or approximately 0.30% of the Cut-Off Date Pool Balance, secured by a retail property.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[LOGO]                                                                    [LOGO]

Ten Largest Mortgage Loans

The following table and summaries describe the ten largest Mortgages Loans in the Mortgage Pool by Cut-Off Date Balance:


                  Ten Largest Mortgage Loans by Cut-Off Balance

--------------------------------------------------------------------------------------------------------------
                                                            Percent
                                                            by
                                    No.       Aggregate     Cut-off                           Cut-off
             Loan Name              of       Cut-Off Date   Date Pool                           Date   LTV at
                                    Prop.      Balance      Balance      Property Type          LTV   Maturity
--------------------------------------------------------------------------------------------------------------
Washington REIT Portfolio            5       $50,000,000    5.64%        Multifamily            52.9%   52.9%
--------------------------------------------------------------------------------------------------------------
Warner Marketplace                   1        27,981,213    3.16         Retail-Anchored        76.5    68.4
--------------------------------------------------------------------------------------------------------------
Atriums of Kendall Apartments        1        22,400,000    2.53         Multifamily            80.0    73.9
--------------------------------------------------------------------------------------------------------------
Falling Water Apartments             1        22,000,000    2.48         Multifamily            78.3    71.1
--------------------------------------------------------------------------------------------------------------
Associated - KTC Properties          1        19,633,357    2.22         Multifamily            77.0    68.3
--------------------------------------------------------------------------------------------------------------
Hammocks at Long Point               1        18,753,048    2.12         Multifamily            79.8    68.8

--------------------------------------------------------------------------------------------------------------
Harborview                           1        18,379,303    2.07         Healthcare-Skilled     68.1    51.8
                                                                         Nursing
--------------------------------------------------------------------------------------------------------------
Aventura Commons Shopping Center     1        17,238,955    1.95         Retail - Anchored      75.0    67.4
--------------------------------------------------------------------------------------------------------------
Tiburon Apartments                   1        15,388,668    1.74         Multifamily            69.3    66.7
--------------------------------------------------------------------------------------------------------------
Tustin Plaza Shopping Center         1        14,523,577    1.64         Retail-Anchored        79.8    71.5
--------------------------------------------------------------------------------------------------------------
Total/Weighted Average               14     $226,298,121   25.55%        ----                   71.0%   64.5%
--------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                           Wtd. Avg.
                                   Cut-off   Avg.
             Loan Name              Date    Mortgage
                                    DSCR     Rate        City     State   Occupancy   Property Size
---------------------------------------------------------------------------------------------------
Washington REIT Portfolio           2.11x    7.140%     Various     VA      96.3%      1,146 units
---------------------------------------------------------------------------------------------------
Warner Marketplace                  1.21     8.000    Canoga Park   CA      100.0%   158,947 sq.ft.
---------------------------------------------------------------------------------------------------
Atriums of Kendall Apartments       1.20     8.030       Miami      FL      97.5%        449 units
---------------------------------------------------------------------------------------------------
Falling Water Apartments            1.20     7.950     Las Vegas    NV      77.1%        288 units
---------------------------------------------------------------------------------------------------
Associated - KTC Properties         1.32     7.500      Toledo      OH      91.1%        506 units
---------------------------------------------------------------------------------------------------
Hammocks at Long Point              1.21     7.990    Wilmington    GA      95.5%        308 units
                                                        Island
---------------------------------------------------------------------------------------------------
Harborview                          1.69     8.375    Jersey City   NJ      98.9%        180 beds
---------------------------------------------------------------------------------------------------
Aventura Commons Shopping Center    1.27     8.230     Aventura     FL      100.0%   127,846 sq.ft.
---------------------------------------------------------------------------------------------------
Tiburon Apartments                  1.20     8.220      Dallas      TX      94.5%        362 units
--------------------------------------------------------------------------------------------------
Tustin Plaza Shopping Center        1.31     7.970      Tustin      CA      93.8%     91,411 sq.ft.
---------------------------------------------------------------------------------------------------
Total/Weighted Average              1.47x    7.825%       ---       ---     94.7%        ---
---------------------------------------------------------------------------------------------------


The Washington Real Estate Investment Trust. The Washington Real Estate Investment Trust ("WRIT") loan is secured by a first lien mortgage on five multifamily properties located in Virginia in the vicinity of the District of Columbia. The properties range in size from 190 units to 279 units and comprise 1,146 units in aggregate. The property improvements consist of mid-rise and high-rise apartment buildings constructed between 1962 and 1982. As of July 1999, the occupancies at the five properties ranged from 95.2% to 97.9%, with a weighted average overall occupancy of 96.3%. The mortgage loan is a ten-year interest-only loan and is full-recourse to WRIT, which has a long-term debt rating from S&P of "A-". WRIT was founded in 1960 and has been a publicly held real estate investment trust for over 35 years. WRIT's real estate portfolio includes 57 income-producing properties comprising approximately eight million square feet of commercial space and over 1,800 multifamily units. WRIT's real estate portfolio is located primarily in the Mid-Atlantic region of the United States.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[LOGO]                                                                    [LOGO]


Warner Marketplace. The Warner Marketplace loan is secured by a first lien mortgage on a 158,947 square foot anchored retail center constructed in 1999 and located in Canoga Park, California. As of November 1999, the property was 100% occupied. The property is occupied by eight tenants, including such anchors as Bed Bath & Beyond, Sportmart, Borders Books and Pier One and over 83% of the net rentable area is leased beyond the term of the Mortgage Loan. The sponsor of the borrower is the J.H. Snyder Company which has constructed over 4 million square feet of office and retail space. All rents payable under the Warner Marketplace leases are required to be deposited directly into a lockbox account controlled by the servicer.

Atriums of Kendall Apartments. The Atriums of Kendall Apartments loan is secured by a first lien mortgage on a 449-unit apartment complex constructed in 1985 and located in Miami, Florida. As of August 1999, the property was 97.5% occupied. The property improvements consist of 7 five-story elevator buildings. The property was recently renovated at a cost of approximately $3.1 million. The sponsor of the borrower is Ceebraid-Signal Corporation. Ceebraid Signal
Corporation was founded in 1950 and currently owns and manages approximately 12,000 multifamily units, located primarily in Florida and the Northeast United States. The Atriums of Kendall Apartments loan is cross-collateralized and cross-defaulted with two other mortgage loans in the mortgage pool that comprise the Ceebraid-Signal Portfolio (control numbers 11 and 18). In aggregate, the three cross-collateralized loans have a Cut-Off-Date Balance of $48,000,000. Under a cash pledge agreement, the borrower has pledged a cash deposit of $1.5 million to the lender as additional collateral. If an event of default occurs under any of the three Ceebraid-Signal loans, the lender may apply the pledged deposit to repay the loan. The cash deposit will be released to the borrower if, at any time before August 1, 2004, the combined DSCR for the three loans is at least 1.20x during the trailing twelve month period and the LTV is at least 80% based upon an appraisal performed at such time. If these tests are not satisfied by August 1, 2004, the cash deposit will be applied in full to prepay the loan. See "Risk Factors--Significant Affiliated Sponsor Concentrations" in the Prospectus Supplement for information regarding the Ceebraid-Signal Portfolio.

Falling Water Apartments. The Falling Water Apartment loan is secured by a first lien mortgage on a 288-unit luxury apartment complex constructed in 1998 and located in Las Vegas, Nevada. The property is located in an affluent area of Las Vegas and is adjacent to The Players Club at the Canyons Golf Course. The borrower was required to post an irrevocable letter of credit in the amount of $10,000,000 in favor of the lender due to the limited operating history of the newly constructed property. The letter of credit expires on July 1, 2000 and is extendable through August 1, 2004. If an event of default occurs under the Falling Waters loan, the lender may draw upon the letter of credit and use the proceeds to repay the loan. The letter of credit will be released to the borrower if, at any time before August 1, 2004, the DSCR is at least 1.20x during the trailing twelve month period and the LTV is at least 80% based upon an appraisal performed at such time. If these tests are not satisfied before August 1, 2004, the proceeds of the draw on the letter of credit will be applied to repay the loan. The sponsor of the borrower is The Olen Companies, a real estate management and development company founded in 1973 that owns and operates over three million leaseable square feet of commercial property and over 6,400 multifamily units nationally.

Associated--KTC. The KTC Properties loan is secured by a first lien mortgage on a multifamily property located in Toledo, Ohio. The property contains a total of 506 units contained in 101 two-story buildings. The property covers 606,009 square feet of gross building area, and the net rentable area is 560,171 square feet. Unit mix includes 333 two-bedroom units and 173 three-bedroom units. The complex was built in 1985. As of August 1999, the project had an occupancy of 91.1%. Amenities of the property include an outdoor pool, clubhouse facility, and playground. The borrowing entity is owned 100% by Associated Estates Realty Corporation ("AERC"). AERC is an owner, manager and developer specializing in multifamily properties which has been in business for over 30 years. AERC currently owns, manages, or is a joint venture partner in over 35,000 units in more than 150 properties located in 15 states. On October 22, 1999, Moody's lowered its rating of AERC's senior unsecured debt from "B1" to "B2", and on November 22, 1999, S&P lowered its rating of AERC's senior unsecured debt from "BB+ " to "BB-". See "RISK FACTORS--Risks Associated with Borrower


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[LOGO]                                                                    [LOGO]


Concentrations,   Borrowers   under  Common   Control  and  Related   Borrowers"
and--"Risks Related to the Borrower's Form of Entity" in the Prospectus Supplement.

Hammocks at Long Point Apartments. The Hammocks at Long Point loan is secured by a first lien mortgage on an apartment complex located in Wilmington Island, Georgia. The property location is approximately 15 miles east of Savannah, Georgia. The 308-unit complex was constructed in 1997. Improvements include 15 three-story apartment buildings, a fitness center, clubhouse, outdoor pool and tennis courts. As of October 1999, the property was 95.5% occupied. The sponsor of the borrower is Merry Land Properties, Inc., which currently owns and manages over 2,500 apartment units in the Southeast United States. Merry Land
Properties, Inc. invests, develops, rehabs and manages apartment properties, mainly in the Southeast coastal region of the United States.

Harborview. The Harborview loan is secured by a first lien mortgage on a healthcare facility located in Jersey City, New Jersey. Built in 1984, this 0.91 acre site contains a five-story skilled nursing facility that contains 180 beds and a total of 68,000 square feet. The facility features a dining room, day care room, nursing stations, small lounges, physical and occupational therapy rooms, activity rooms, and a recreation room. Occupancy has been at 99% for 1995, 1996, 1997, and 1998. Currently, a waiting list is also maintained for the property. The borrowing entity is Harborview Holding, LLC. The management company, Jersey City Healthcare Providers LLC, currently manages 3,283 long-term beds throughout New Jersey.

Aventura Commons Shopping Center. The Aventura Commons Shopping Center loan is secured by a first lien mortgage on an anchored retail center located in Aventura, Florida. The property consists of an 11.35-acre site improved with a 127,846 square foot retail center, consisting of four anchored tenant buildings and one outparcel retail building with two tenants. As of September 1999, the center was 100% leased to anchors such as Best Buy Stores, Whole Foods Market and PetsMart, and over 95% of the net rentable area is leased beyond the term of the Mortgage Loan. Built in phases from 1997 to 1998, the property is located approximately 20 miles north of Miami. The sponsors of the borrower are principals of the Aztec Group, Inc. and Berkowitz Development Corp. All rents payable under the Aventura leases are required to be deposited directly into a lockbox account controlled by the Servicer.

Tiburon Apartments. The Tiburon Apartments loan is secured by a first lien mortgage on a 362-unit garden apartment complex located in Dallas, Texas. The property was 94.5% occupied as of July 1999. The sponsor of the borrower is
Alliance Holdings, a privately owned real estate investment, development and finance firm which primarily concentrates on multifamily properties. Alliance Holdings and its affiliates own interests in a portfolio of more than 25,000 apartment units. All rents payable under the Tiburon leases are required to be deposited directly into a lockbox account controlled by the Servicer. Approximately $5.6 million of mezzanine debt is secured by a pledge of the limited partnership interests of the borrower. Payments on the mezzanine debt are only permitted so long as the DSCR (after giving effect to such payments) is not less than 1.10x. The Tiburon loan and the mezzanine loan have the same scheduled maturity date.

Tustin Plaza Shopping Center. The Tustin Plaza Shopping Center loan is secured by a first lien mortgage on a 91,411 square foot anchored retail shopping center located in Tustin, California. The improvements were constructed in 1986. The shopping center was 93.8% occupied by 30 tenants as of June 1999. The property is anchored by Office Depot, which occupies 25.4% of the center's net rentable area. Office Depot's lease extends until December, 2014.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[LOGO]                                                                    [LOGO]


Call Protection:    100%  of  the  Mortgage   Loans   contain  call   protection
                    provisions. The weighted average lockout and defeasance period for all loans is 9.01 years. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity. 144 of the Mortgage
                    Loans,  or  approximately  92.48% of the  Cut-Off  Date Pool
                    Balance, allow defeasance.



Prepayment Premiums:

                                         Percent of Remaining Balance Analysis*

-----------------------------------------------------------------------------------------------------------------------------
    Prepayment Premium     Dec-99    Dec-00     Dec-01    Dec-02     Dec-03     Dec-04     Dec-05    Dec-06   Dec-07   Dec-08
-----------------------------------------------------------------------------------------------------------------------------
   Lock-out/Defeasance     100.00     97.22      95.10     94.28      93.38      95.16      95.25     93.85    95.19    93.10
-----------------------------------------------------------------------------------------------------------------------------
            YM               0.00      2.78       4.90      5.72       6.62       4.84       4.75      4.63     4.81     4.77
-----------------------------------------------------------------------------------------------------------------------------
        Sub Total          100.00    100.00     100.00    100.00     100.00     100.00     100.00     98.48   100.00    97.87
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           5.0%              0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------
           4.0%              0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------
           3.0%              0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------
           2.0%              0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------
           1.5%              0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------
           1.0%              0.00      0.00       0.00      0.00       0.00       0.00       0.00      0.00     0.00     0.00
-----------------------------------------------------------------------------------------------------------------------------
           Open              0.00      0.00       0.00      0.00       0.00       0.00       0.00      1.52     0.00     2.13
-----------------------------------------------------------------------------------------------------------------------------
          Total            100.00    100.00     100.00    100.00     100.00     100.00     100.00    100.00   100.00   100.00
-----------------------------------------------------------------------------------------------------------------------------


* Numbers represent percentage of outstanding balance as of the date indicated


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

Collateral Characteristics (continued):
Property Types                                                              States
----------------------------------------------------------------------- -------------------------------------------------------
                            Number of  Cut-off Date  Percent of Balance               Number of        Cut-off Date   Percent of
                              Loans       Balance                                    Properties          Balance        Balance
----------------------------------------------------------------------  -------------------------------------------------------
         Multifamily            62         $401,310,987         45.30%         CA         28          $116,142,465      13.11%
----------------------------------------------------------------------  -------------------------------------------------------
      Retail - Anchored         28          258,198,820         29.15          FL         19           112,165,441      12.66
----------------------------------------------------------------------  -------------------------------------------------------
         Hospitality            16           80,120,445          9.04          VA         12            87,293,612       9.85
----------------------------------------------------------------------  -------------------------------------------------------
           Office               10           29,198,822          3.30          GA         13            77,987,477       8.80
----------------------------------------------------------------------  -------------------------------------------------------
         Healthcare             2            28,879,303          3.26          TX         14            75,431,933       8.52
----------------------------------------------------------------------  -------------------------------------------------------
     Retail - Unanchored       19            28,382,890          3.20          NV         5             51,774,331       5.84
----------------------------------------------------------------------  -------------------------------------------------------
             CTL                7            27,934,858          3.15          PA         10            47,799,615       5.40
----------------------------------------------------------------------  -------------------------------------------------------
         Industrial             6            21,383,084          2.41         Other       64           317,241,452      35.81
----------------------------------------------------------------------  -------------------------------------------------------
          Mixed Use             4             6,225,938          0.70        Total:      165          $885,836,326     100.00%
----------------------------------------------------------------------  -------------------------------------------------------
             MHC                1             2,452,834          0.28
----------------------------------------------------------------------
        Self Storage            1             1,748,346          0.20
----------------------------------------------------------------------
Total:                         156         $885,836,326        100.00%
----------------------------------------------------------------------


Cut-Off Date Balances ($)
--------------------------------------------------------------------------------
                              Number of     Cut-off Date
                                Loans          Balance        Percent of Balance
--------------------------------------------------------------------------------
    $574,113 - 2,000,000          48        $66,566,388              7.51%
--------------------------------------------------------------------------------
    2,000,001 - 4,000,000         41        117,590,023             13.27
--------------------------------------------------------------------------------
    4,000,001 - 6,000,000         16         80,333,712              9.07
--------------------------------------------------------------------------------
    6,000,001 - 8,000,000         13         90,728,736             10.24
--------------------------------------------------------------------------------
   8,000,001 - 10,000,000         10         90,863,325             10.26
--------------------------------------------------------------------------------
   10,000,001 - 15,000,000        19        227,979,600             25.74
--------------------------------------------------------------------------------
   15,000,001 - 20,000,000         5         89,393,331             10.09
--------------------------------------------------------------------------------
   20,000,001 - 25,000,000         2         44,400,000              5.01
--------------------------------------------------------------------------------
   25,000,001 - 30,000,000         1          27,981,213             3.16
--------------------------------------------------------------------------------
   45,000,001 - 50,000,000         1          50,000,000             5.64
--------------------------------------------------------------------------------
           Total:                156       $885,836,326            100.00%
--------------------------------------------------------------------------------
        Min: $574,113              Average:  $5,678,438    Max:$50,000,000
--------------------------------------------------------------------------------


DSCRs (x) (Excluding CTLs)                                              Cut-off Date LTVs (Excluding CTLs)
---------------------------------------------------------------         ------------------------------------------------------------
                     Number of    Cut-off Date     Percent of                              Number       Cut-off Date      Percent of
                       Loans         Balance        Balance                               of Loans         Balance          Balance
---------------------------------------------------------------         ------------------------------------------------------------
    1.16 - 1.19x          3         $8,081,424        0.94%              52.91 - 55.00%       5          $60,570,910          7.06%
---------------------------------------------------------------         ------------------------------------------------------------
    1.20 - 1.29          79        509,645,348       59.41               55.01 - 65.00       23           76,340,663          8.90
---------------------------------------------------------------         ------------------------------------------------------------
    1.30 - 1.39          41        142,790,591       16.64               65.01 - 70.00       28          123,595,956         14.41
---------------------------------------------------------------         ------------------------------------------------------------
    1.40 - 1.49          10         62,772,721        7.32               70.01 - 75.00       34          166,099,217         19.36
---------------------------------------------------------------         ------------------------------------------------------------
    1.50 - 1.59          11         53,160,208        6.20               75.01 - 80.00       55          421,640,814         49.15
---------------------------------------------------------------         ------------------------------------------------------------
    1.60 - 1.84           4         31,451,177        3.67               80.01 - 85.00        3            7,122,286          0.83
-----------------------------------------------------------             ------------------------------------------------------------
    1.84 - 2.11           1         50,000,000        5.83               85.01 - 89.77        1            2,531,624          0.30
---------------------------------------------------------------         ------------------------------------------------------------
Total:                  149       $857,901,469      100.00%              Total:             149         $857,901,469        100.00%
---------------------------------------------------------------         ------------------------------------------------------------
Min:  1.16x              Average: 1.35x         Max:  2.11x              Min:  52.91%                  Average: 72.72%   Max: 89.77%
---------------------------------------------------------------         ------------------------------------------------------------


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

Mortgage Rates (%)
---------------------------------------------------------------
                       Number        Cut-off Date    Percent of
                      of Loans         Balance        Balance
---------------------------------------------------------------
   6.220 - 7.249          9           $96,910,502        10.94%
---------------------------------------------------------------
   7.250 - 7.749         12            91,929,954        10.38
---------------------------------------------------------------
   7.750 - 8.249         49           428,099,033        48.33
---------------------------------------------------------------
   8.250 - 8.749         65           232,919,762        26.29
---------------------------------------------------------------
   8.750 - 9.125         21            35,977,076         4.06
---------------------------------------------------------------
Total:                  156          $885,836,326       100.00%
---------------------------------------------------------------
Min:  6.220%               Average: 8.005%        Max:   9.125%
---------------------------------------------------------------


Original Terms to Stated Maturity or ARD (Mos)                          Remaining Terms to Stated Maturity or ARD (Mos)
---------------------------------------------------------------         ------------------------------------------------------------
                     Number of    Cut-off Date     Percent of                                Number      Cut-off Date     Percent of
                       Loans         Balance        Balance                                 of Loans       Balance         Balance
---------------------------------------------------------------         ------------------------------------------------------------
        < 85             10          $85,881,572        9.70%                57 - 96          16         $130,891,652         14.78%
---------------------------------------------------------------         ------------------------------------------------------------
      85 - 108            7           48,177,517        5.44                 97 -120          125         659,950,934         74.50
---------------------------------------------------------------         ------------------------------------------------------------
     109 - 132          124          656,783,497       74.14                121 -180           7           60,690,249          6.85
---------------------------------------------------------------         ------------------------------------------------------------
     133 - 180            7           60,690,249        6.85                181 -240           8           34,303,492          3.87
---------------------------------------------------------------         ------------------------------------------------------------
     181 - 216            7           27,315,203        3.08             Total:               156        $885,836,326        100.00%
---------------------------------------------------------------         ------------------------------------------------------------
       > 216              1            6,988,288        0.79             Min:  57               Average: 116             Max:   239
 --------------------------------------------------------------         ------------------------------------------------------------
Total:                  156         $885,836,326      100.00%
---------------------------------------------------------------
Min:  60                     Average: 119          Max:  240
---------------------------------------------------------------


Original Amortization Terms (Mos)                                                        Remaining Amortization Terms (Mos)
---------------------------------------------------------------         ------------------------------------------------------------
                     Number of        Cut-off Date   Percent of                               Number     Cut-off Date     Percent of
                       Loans            Balance       Balance                                 of Loans     Balance         Balance
---------------------------------------------------------------         ------------------------------------------------------------
   Interest-Only         1            $50,000,000        5.64%             Interest-Only        1         $50,000,000          5.64%
---------------------------------------------------------------         ------------------------------------------------------------
      1 - 240            2             10,458,869        1.18                 1 - 240           2          10,458,869          1.18
---------------------------------------------------------------         ------------------------------------------------------------
     241 - 264           2             20,099,274        2.27                241 - 264          8          45,335,258          5.12
---------------------------------------------------------------         ------------------------------------------------------------
     265 - 300           25            79,194,927        8.94                265 - 300         19          53,958,943          6.09
---------------------------------------------------------------         ------------------------------------------------------------
     301 - 324           1              1,398,085        0.16                301 - 324          1           1,398,085          0.16
---------------------------------------------------------------         ------------------------------------------------------------
     325 - 360          124           715,812,347       80.81                325 - 360         125        724,685,172        81.81
---------------------------------------------------------------         ------------------------------------------------------------
       > 360             1              8,872,825        1.00                  > 360            0                   0          0.00
---------------------------------------------------------------         ------------------------------------------------------------
Total:                  156          $885,836,326      100.00%          Total:                 156       $885,836,326        100.00%
---------------------------------------------------------------         ------------------------------------------------------------
Min:  180                    Average: 329            Max: 361           Min:  177           Average:  326                  Max:  360
---------------------------------------------------------------         ------------------------------------------------------------


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

Credit Tenant Lease Loans:    Credit Tenant Lease Loans are secured by mortgages
                              on  properties  which are  leased  (each a "Credit
                              Tenant  Lease"),  to a tenant which  possesses (or
                              whose parent or other affiliate  which  guarantees
                              the  lease   obligation   possesses)   the  rating
                              indicated  in  the  following   table.   Scheduled
                              monthly  rent  payments  under the  Credit  Tenant
                              Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related
                              Credit Tenant Lease Loans.

                              The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                              (i) the Tenant is obligated to continue making payments; or

                              (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on related Credit Tenant Lease Loan.

                              Approximately 3.15% of the Mortgage Loans are Credit Tenant Lease Loans.

 ------------------------------------------------------------------------------------------------
                                  Guarantor/    Property     Cut-Off Date   S&P     Lease Type
           Property Name           Tenant        Type         Balances   Rating(1)   Code(2)
 ------------------------------------------------------------------------------------------------
 Motel 6 1026 Monterey             Accor SA       Hospitality    $6,725,989    BBB         B
 Motel 6 1048 Arlington Heights    Accor SA       Hospitality    $3,885,927    BBB         B
 Motel 6 1095 Columbus             Accor SA       Hospitality    $3,173,657    BBB         B
 Motel 6 22 Sun City Youngstown    Accor SA       Hospitality    $2,542,532    BBB         B
 Motel 6 378 Mesa                  Accor SA       Hospitality    $6,013,720    BBB         B
 Motel 6 51 Camarillo              Accor SA       Hospitality    $2,894,159    BBB         B
 PetsMart--Hickory                 Petsmart, Inc. Retail         $2,698,874    B+         NNN
 ------------------------------------------------------------------------------------------------
                                                       Total:   $27,934,858
 ------------------------------------------------------------------------------------------------

 Notes:   (1)  Unless  otherwise  indicated,   such  ratings  were  the  highest
               assigned to the applicable Tenant or Guarantor, as applicable, by S&P.

          (2)  "NNN" means triple net lease; "B" means bond-type lease.

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.
                                       16